EXHIBIT 10.32

                     [LETTERHEAD OF HSBC CORPORATE BANKING]


CONFIDENTIAL
The Talbots, Inc.
175 Beal Street
Hingham, MA 02043

Attention:        Sandy F. Katz
                  VP, Audit and Control

April 19, 1996

Dear Sandy

HongkongBank Letter of Credit Service for The Talbots, Inc.

The Hongkong and Shanghai Banking Corporation Limited is pleased to make available to your company a US$15,000,000 uncommitted Letter of Credit Facility.

It is understood that this offering is not a committed facility and availability under the facility shall remain subject to our sole discretion and our overriding right of repayment on demand.

Either of us may terminate this facility with respect to future advances at any time upon notice to the other party. In the event of termination by either party, your company's obligations under this facility and associate documentation shall remain in force until the outstanding balance borrowed or other credit extended to you under this facility, together with all accrued interest and any other sums, have been paid in full.

This facility will be made available on the following basis:


Borrower:             The Talbots, Inc.

Lender:               The Hongkong and Shanghai Banking Corporation
                      Limited, New York ("Bank").

Purpose of facility:  Issuance of Commercial Sight Letters of Credit ("L/C").

Amount of facility:   US$15,000,000.

Tenor: Facility is uncommitted and is therefore made available at Bank's discretion.

Facility Termination: Bank to advise Borrower in writing.

Maximum validity of L/Cs:  364 days.

Repayment of L/C drawings:  Borrower will cover L/C issuing bank the following
                      U.S. business day after receiving demand (non-discrepant or drawings with accepted discrepancies).

Fees - Borrower:      Letter of Credit Issuing and Amendment - Nil.
                      Hexagon in the U.S. - Nil.
                      Payment of documents presented via HSBC Group branches
                                          - Nil.
                      Payment of documents presented via third party banks
                                          - 0.125% minimum $65.00.

Collateral:           Unsecured.

Availability:         Upon completion of documentation.

Documentation:        Continuing Letter of Credit Agreement
                      Hexagon Customer Agreement
                      Current Account opening documentation
                      Certified true copy of The Talbots, Inc. `Certificate of
                      Corporate Resolution'

Financial Covenants:  Nil.

Reporting Requirement: 10K and 10K within 90 days of period end.

Unless this facility is terminated, we will fully review the credit basis for this uncommitted facility at least annually upon submission of appropriate financial information.

Please arrange for authorized signatories of your company, in accordance with the Certificate of Corporate Resolution (noted above) to be provided to the Bank, to sign and return to use the duplicate copy of this letter to signify your understanding and acceptance of the terms and conditions under which the facility is granted.

We are pleased to be of continued assistance to you and look forward to developing a long-term and mutually beneficial relationship with Talbots, both in the US and overseas.

Yours sincerely


/s/J C Holsey
--------------------------
J C Holsey
Executive Vice President

Signed:
For The Talbots, Inc.:

s/s Edward L. Larsen

Its: Senior Vice President-Finance

Date:   5/15/96

                     CONTINUING COMMERCIAL LETTER OF CREDIT

                                       AND

                               SECURITY AGREEMENT


         For the purpose of inducing The Hongkong and Shanghai Banking Corporation Limited, with offices at 140 Broadway ("Bank"), to issue one or more letters of credit (each individually a "Credit" and collectively the "Credits") in Bank's sole discretion from time to time, upon application by the undersigned ("Applicant"), the Applicant hereby agrees as follows:

         1.       Payment Obligation.

                  (a) Applicant unconditionally agrees to reimburse Bank, on demand, each amount paid by Bank with respect to any draft or demand for payment under, or purporting to be under, any Credit at such office of Bank as specified by Bank.

                  (b) As to any draft or demand for payment which is payable in United States Dollars, Applicant shall reimburse Bank in United States Dollars. As to any draft or demand for payment which is payable in a currency ("Alternate Currency") other than United States Dollars, Applicant shall reimburse Bank, as Bank in its sole discretion may elect, either (i) in such Alternate Currency or
(ii) in United States Dollars, in which case the amount to be paid by Applicant to Bank shall be the equivalent amount in United States Dollars of the amount payable in the Alternate Currency under such draft or demand for payment, such draft was paid or demand honored for the sale by Bank of such Alternate Currency. Applicant shall comply with any and all governmental exchange regulations now or hereafter applicable to any foreign exchange provided to Bank pursuant to this Section 1(b) and will indemnify and hold Bank harmless from any failure to so comply. Applicant assumes all risks (political, economic or otherwise) of disruptions or interruptions in currency exchange with respect to any demand payable in an Alternate Currency, and if there is no then prevailing exchange rate, Bank may obtain the Alternate Currency from any commercially reasonable source, in which case Applicant shall pay Bank's cost therefor, inclusive of all expenses, in United States currency.

                  (c) If no draft is required to be presented under any Credit, Applicant agrees to pay Bank upon demand and as provided hereinabove any amounts paid by Bank under any Credit substantially in conformity with the terms of such credit.

                  (d) All payments to be made to Bank under any Credit or this Agreement shall be payable in immediately available funds.

         2.       Fees and Costs.

                  Applicant agrees to pay to Bank in connection with each Credit, on demand, (a) such fees as are customarily charged by Bank for the issuance, negotiation, amendment and transfer of letters of credit or as have otherwise been or are otherwise hereafter agreed to by Bank and Applicant, and all charges and expenses incurred by Bank or its correspondents in connection with the Creditors or this Agreement, and (b) interest on such charges and expenses at the rate customarily charged by Bank in like circumstances. If at any time Bank shall determine that compliance with any applicable law, rule or regulation regarding capital adequacy, or any change therein, or the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Bank's capital (or on the capital of any corporation controlling Bank) as a consequence of Bank's issuance of, or agreement to issue, a Credit to a level below that which Bank (or such corporation) could have achieved but for such compliance (taking into consideration Bank's policies with respect to capital adequacy) by an amount deemed by Bank to be material, then from time to time, within 15 days after demand by Bank, Applicant shall pay to Bank such additional amount or amounts as will compensate Bank (or such corporation) for such reduction, provided that Bank shall have given notice to Applicant of such amounts and provided further that Applicant shall have the right, upon such notice, to request that the beneficiary of any Credit cancel the Credit with written notice, and to obtain a pro-rata refund from Bank of any fees paid therefor for the period after cancellation.

         3.       Interest.

                  If for any reason Bank makes payment under a Credit prior to Bank's receipt of funds from Applicant, Applicant agrees to pay Bank interest at a rate per annum equal to 3% plus the Prime Rate (as defined below), from the date Bank makes such payment to the date Applicant reimburses Bank for the amount of such payment. All computations of interest shall be made by Bank on the basis of a year of 360 days for the actual number of days elapsed. "Prime Rate" means the rate of interest announced publicly, from time to time, by the Marine Midland Bank, N.A. at its offices in New York, New York as its prime rate and is a base rate for calculating interest on certain loans. Without notice to any Applicant or any other party, the Prime Rate will change automatically from time to time as and in the amount by which said Prime Rate shall fluctuate and any change in the interest rate resulting from a change in the Prime Rate shall be effective on the date of such change in the Prime Rate.

         4.       Security Interest.

                  (a) As security for the payment of the Indebtedness (as defined below), Applicant grants to Bank a security interest and a lien in and on any and all Applicant's property which is or may hereafter be in the possession or control of Bank in any capacity or of any third party acting on Bank's behalf, including, without limitation, all deposit and other accounts and all moneys owed or to be owed by Bank to Applicant and all bills of lading, instruments, documents of title or other items presented under the Credit and in and on any and all property shipped under or pursuant to or in connection with the Credit or in any way relative thereto or to drafts drawn thereunder (whether or not such documents, goods or other property be released to or upon the order of the undersigned on trust or bailee receipt or otherwise) and in and on the proceeds of each and all of the foregoing, until such time as any and all such Indebtedness has been fully paid and discharged. "Indebtedness" as used in this Agreement shall mean any and all obligations and other liabilities of Applicant to Bank under this Agreement or in connection with any Credit, of every kind and character, and all extensions, renewals and replacements thereof, including, without limitation, all unpaid accrued interest thereon, and all costs and expenses payable as herein provided: (i) whether now existing or hereafter incurred; (ii) whether such indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred; (iii) whether or not such indebtedness is evidenced by a negotiable or non-negotiable instrument or any other writing; (iv) whether contingent or matured; and (v) whether such indebtedness is contracted by Applicant alone or jointly or severally with another or others.

                  (b) Bank may, at any time and in its sole discretion, require, as a condition to the issuance of, or the extension of the expiration date of, any Credit, that Applicant provide to Bank collateral satisfactory to Bank to secure payment of the Indebtedness. Nothing contained herein shall impair the right of Bank to decline to issue any requested Credit or to decline to grant any requested extension of the expiration date of any Credit.

         5.       Other Matters Pertaining to Credits.

                  (a) The users of the Credits shall be deemed Applicant's agents and Applicant assumes all risk for their acts and omissions.

                  (b) Neither Bank nor any of Bank's correspondents shall assume any liability to anyone for failure to pay if such failure is due to any legal or other restriction in force at the time and place of presentment, and Applicant agrees to indemnify Bank and hold Bank harmless from any consequences that may arise therefrom. The obligations of Applicant under this Agreement shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following circumstances: (i) any lack of validity or enforceability of any Credit or any other agreement or instrument relating thereto (collectively the "Related Documents"); (ii) any amendment or waiver of or any consent to departure from all or any of the Related Documents; (iii) the existence of any claim, set-off, defense or other right which Applicant may have at any time against any beneficiary or any transferee of any Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), Bank or any other person or entity, whether in connection with this Agreement, the transactions contemplated herein or in the Related Documents or any unrelated transaction; (iv) any statement or any other document presented under any Credit proving to be forged, fraudulent, invalid or insufficient in any respect; (v) payment by Bank under any Credit against presentation of a draft or certificate which does not comply with the terms of such Credit; or
(vi) any other circumstance of happening whatsoever, whether or not similar to any of the foregoing.

                  (c) Neither Bank nor Bank's correspondents shall assume any liability or be responsible for (i) verifying the existence of any act, condition or statement made by any party in relation to any drawing or presentment under any Credit or in verifying or passing judgment on the reasonableness of any statement made by any party in relation to any drawing or presentment under any Credit; (ii) the form, sufficiency, accuracy, genuineness, falsification or legal effect of any documents, or of any endorsements thereon, even if such documents or endorsements should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (iii) failure to give notice to any party; (iv) any breach of contract between the beneficiary of any Credit and the Applicant (or between the beneficiary and one or more of the joint Applicants if there is more than one Applicant); (v) the solvency, responsibility or relationship to the Property (as defined below), of any party issuing any documents in connection with the Property, (vi) any delay or loss in transit, or both, of any messages, letters or documents, or for delay, mutilation or other errors arising in the transmission of any telecommunication;
(vii) any inaccuracy of any translation or errors in interpretation of technical terms; or (viii) any error, neglect or default of any of Bank's correspondents. "Property" as used in this Agreement shall include goods and merchandise (as well as any and all documents relative thereto), securities, funds, monies (whether United States currency or otherwise), choses in action and any and all other forms of property, whether real, personal or mixed, or tangible or intangible, and any right and interest of Applicant thereon or thereto, that are subject to a Credit. None of the foregoing events, actions or conditions described in the preceding sentence shall affect, impair or prevent the vesting of any of Bank's rights or powers under this Agreement.

                  (d) Without limiting the specific provisions set forth in this
Section 5, Applicant further agrees that any action or omission taken or suffered by Bank or by any of Bank's correspondents, under or in connection with any Credit or the relevant drafts, if taken or suffered by Bank in good faith, shall be binding on Applicant.

                  (e) Applicant agrees that in the event of any increase in the amount of any Credit, any extension of the time for presentment of drafts, or any other modification of the terms of any Credit, at the request of the Applicant, or of any joint Applicant (if there is more than one Applicant) without notice to the other Applicant or Applicants, this Agreement shall be binding upon Applicant (and, if there is more than one Applicant, upon such other Applicants as well) with regard to any such Credit so increased or otherwise modified, to drafts covered thereby and to any action taken by Bank or any of Bank's correspondents in accordance with such extension, increase or other modification.

         6.       Representations and Covenants.

                  (a) Applicant represents and warrants that (i) Applicant is authorized to enter into this Agreement; (ii) Applicant has obtained all necessary authorizations, approvals, notices and filings required for Applicant to enter in this Agreement that copies thereof have been delivered to Bank, and that such authorizations, approvals, notices and filings remain in full force and effect; (iii) this Agreement constitutes a legal, valid and binding obligation of Applicant, enforceable against Applicant in accordance with its terms; (iv) the execution, delivery and performance by Applicant of this Agreement does not and will not contravene Applicant's charter, by-laws or other applicable organization documents or any law or contractual restriction binding on or affecting Applicant; and (v) any collateral now or hereafter securing the Indebtedness is and shall be free and clear of any liens, claims or encumbrances other than the security interest of Bank therein.

                  (b) Applicant will pay to Bank, on demand, all costs and expenses of every kind paid or incurred by Bank or any of Bank's correspondents in connection with the Credits of this Agreement, in enforcing this Agreement, or in realizing upon or protecting any collateral. "Costs and expenses" as used in the preceding sentence shall include, without limitation, the actual attorneys' fees incurred by Bank in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under the Federal Bankruptcy Code or otherwise, or for any purpose specified in the preceding sentence. Payment of all sums referred to in this Section 6(b) is secured by all collateral held by Bank.

                  (c) Upon the occurrence of any event of default hereunder, Applicant will furnish to Bank such collateral as Bank may from time to time request as security for the Indebtedness, including, without limitation, cash collateral in an amount not less than the aggregate undrawn face amount of all Credits then outstanding, if requested by Bank.

                  (d) Applicant will furnish to Bank any information which Bank may reasonably request with respect to the financial condition, operations and properties of Applicant, including, without limitation, with respect to any financing statement, or like document, or security agreement relating to Applicant or to any of Applicant's property.

                  (e) Applicant will execute and deliver to Bank such financing statements, assignments and other documents and do such other things as Bank may request in furtherance of the creation, perfection and protection of the security interests granted hereunder in favor of Bank.

                  (f) Applicant represents and warrants that the transactions covered by the Credits are not prohibited under any laws and regulations applicable thereto, and that any transfer of moneys covered by the Credits conforms in every respect with all applicable laws and regulations.

                  (g) Applicant will procure promptly any necessary licenses relating to any Credit; will comply with all foreign and domestic governmental and other regulations relating to the Credits; will deliver such evidence of compliance as Bank may require from time to time; and, unless the Credit provides that the beneficiary thereunder will insure the Property, will keep the Property adequately covered by insurance satisfactory to Bank, issued by insurers acceptable to Bank, and to assign such policies or certificates of insurance to Bank, or to make the loss or adjustment, if any, payable to Bank, at Bank's option, and to furnish Bank of demanded with evidence of acceptance by the insurer of such assignment. If the insurance upon said goods for any reason is unsatisfactory to Bank, Bank may, at the expense of the Applicant, obtain insurance satisfactory to Bank.

         7.       Events of Defaults and Remedies.

                  (a) Any of the following events or conditions shall constitute an event of default hereunder: (i) nonpayment, when due, of principal of or interest on any Indebtedness, or default by Applicant in the payment or performance of any obligations, term or conditions of this Agreement or any other agreement between Applicant and Bank; (ii) death or judicial declaration of incompetency of Applicant, if an individual; (iii) the filing by or against Applicant of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, relief as a debtor or other relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or any foreign jurisdiction, now or hereafter in effect; (iv) the making of any general assignment by Applicant for the benefit of creditors; the appointment of a receiver or trustee for Applicant or for any assets of Applicant, including, without limitation, the appointment of or taking possession by a "custodian", as defined in the Federal Bankruptcy Code; the making of any, or sending notice of any intended, bulk sale; or the institution by or against Applicant of any other type of insolvency proceeding (under the Federal Bankruptcy Code or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of settlement of claims against or winding up of affairs of, Applicant; (v) the sale, assignment, transfer or delivery of all or substantially all of the assets of Applicant; the cessation by Applicant as a going business concern, the entry of judgment against Applicant, other than a judgment for which Applicant is fully insured, if ten days thereafter such judgment is not satisfied, vacated, bonded or stayed pending appeal, or if Applicant is generally not paying Applicant's debts as such debts become due;
(vi) the occurrence of a material adverse change in the financial condition, operations, business, management or prospects of Applicant; (vii) the assertion by Applicant or any endorser, guarantor or other party of the invalidity or unenforceability of any term or provision of this Agreement, any Credit or any guaranty of the Indebtedness or of the invalidity or unenforceability of any security interest in favor of Bank in assets or interests which purportedly secure payment of any Indebtedness; (vii) the occurrence of any event described in Section 7(a)(ii), (iii), (iv), (v) or (vi) hereof with respect to any endorser, guarantor or any other party liable for, or whose assets or any interest therein secures, payment of any Indebtedness ("Third Party"), or the occurrence of any such event with respect to any general partner of Applicant, if Applicant is a partnership; (ix) if any certificate, statement, representation, warranty or audit heretofore or hereafter furnished by or on behalf of Applicant or any Third Party, pursuant to or in connection with this Agreement, or otherwise (including, without limitation, representations and warranties contained herein) or as an inducement to Bank to extend any credit to or to enter into this or any other agreement with Applicant, proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified, or to have omitted any substantial contingent or unliquidated liability or claim against Applicant or any such Third Party, or, if upon the date of execution of this Agreement there shall have been any materially adverse change in any of the facts disclosed by any such certificate, statement, representation, warranty or audit, which change shall not have been disclosed in writing to Bank at or prior to the time of such execution; (x) nonpayment by Applicant when due of any indebtedness for borrowed money owing to any third party, or the occurrence of any event which could result in acceleration of payment of any such indebtedness; or (xi) the reorganization, merger or consolidation of Applicant (or the making of any agreement therefor) without the prior written consent of Bank.

                  (b) An amount equal to the full undrawn amount of all issued and unexpired Credits shall become immediately due and payable in immediately available funds by Applicant to Bank, as cash collateral for such Credits, at the option of the Bank, upon the happening of any event of default. Upon expiry of all such Credits, and after application of any amounts paid to Bank pursuant to the preceding sentence to the obligations of Applicant under this Agreement:
(i) Applicant shall remain liable for any deficiency remaining; and (ii) provided Applicant's obligations under the Agreement have been irrevocably satisfied in full and this Agreement terminated, Bank shall refund any surplus remaining. In the event that any Indebtedness (other than contingent liabilities constituting the undrawn face amount of issued and unexpired Credits) shall be outstanding upon the happening of an event of default, such Indebtedness shall thereupon become and be immediately due and payable without demand or notice of any kind. For purposes of this Section 7(b), Applicant hereby expressly waives presentment, demand, protest or further notice of any kind.

         8.       Miscellaneous.

                  (a) Without limiting any other right of Bank, whenever Bank has the right to declare any Indebtedness to be immediately due and payable or to declare that cash collateral be delivered to Bank (in either such case, whether or not it has so declared), Bank at its sole election may set off against the Indebtedness any and all moneys then or thereafter owed to Applicant by Bank in any capacity, whether or not the obligation to pay such moneys owed by Bank is then due, and Bank shall be deemed to have exercised such right of setoff immediately at the time of such election even though any charge therefor is made or entered on Bank's records subsequent thereto.

                  (b) Applicant hereby agrees to indemnify Bank against and hold Bank harmless from any and all claims, damages, losses, liabilities, costs or expenses (including actual attorneys' fees) which may be incurred by Bank or may arise or be asserted against Bank in connection with this Agreement or any Credit, including, without limitation, those incurred as a result of or arising pursuant to the negligence of Bank (but excluding the gross negligence or willful misconduct of Bank).

                  (c) No course of dealing between Applicant and Bank and no delay or omission by Bank in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Bank may remedy any default by Applicant hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Applicant. All of Bank's rights and remedies hereunder are cumulative.

                  (d) The rights and remedies of Bank hereunder shall, if Bank so directs, inure to any party acquiring any interest in all or any part of the Indebtedness or in this Agreement.

                  (e) Bank and Applicant as used herein shall include the heirs, executors or administrators, or successors or assigns, of those parties; provided that Applicant may not, without the written consent of Bank, assign any of its rights or obligations hereunder.

                  (f) If more than one party executes this Agreement, the term "Applicant" shall include each as well as all of them, and their obligations hereunder shall be joint and several.

                  (g) The Applicant acknowledges that this Agreement shall not be binding upon the Bank or become effective until and unless accepted by the Bank in writing. This Agreement and each Credit shall be subject to the Uniform Customs and Practice for Documentary Credits, 1983 Revision, International Chamber of Commerce Publication No. 400 and any subsequent revisions thereof approved by a Congress of the International Chamber of Commerce ("UCP"). The provisions herein and in each Credit are supplemental to, and not in substitution of, the UCP. SUBJECT TO THE FOREGOING, THIS AGREEMENT AND ALL CREDITS ISSUED HEREUNDER SHALL BE DEEMED TO HAVE BEEN NEGOTIATED AND ENTERED INTO IN, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS, EXCEPT TO THE EXTENT SUCH LAWS ARE INCONSISTENT WITH THE UCP WHICH SHALL CONTROL IN THE EVENT OF ANY SUCH INCONSISTENCY.

                  (h) Except as expressly provided in any written agreement or document which may be hereafter executed and delivered by Bank, Bank shall have no obligations to issue any Credit or to extend the expiration date of any Credit, the issuance and extension of any Credit in each case being in Bank's sole and absolute discretion.

                  (i) The obligations hereunder shall continue in force, notwithstanding any change in the membership of Applicant, if a partnership, whether arising from the death or retirement of one or more partners or the accession of one or more new partners.

                  (j) No modification, recession, waiver, release or amendment of any provision of this Agreement shall be made, except by a written agreement subscribed by Applicant and a duly authorized officer of Bank.

                  (k) Captions of the paragraphs of this Agreement are solely for the convenience of Bank and Applicant, and are not an aid in the interpretation of this Agreement.

                  (l) Any notice or demand to be given hereunder shall be duly given if delivered or mailed to the Company or the Bank at the address specified at the beginning of this Agreement and shall be deemed effective, if delivered, upon delivery, and, if mailed, upon deposit postage paid in an official depository maintained by the United States Postal Service for the collection of mail.

                  (m) Applicant agrees that all Credits issued under this Agreement shall be irrevocable.

                  (n) This Agreement together with all related documents executed substantially contemporaneously with this agreement together constitutes a written loan agreement and the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no unwritten oral agreements among the parties.

                  (o) CONSENT TO JURISDICTION, THE APPLICANT IRREVOCABLY AGREES THAT, SUBJECT TO THE BANK'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OR THE CREDITS SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF NEW YORK, STATE OF NEW YORK, THE APPLICANT HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SUCH CITY AND STATE AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THE APPLICANT AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO THE APPLICANT AT THE ADDRESS SPECIFIED ABOVE OR IN ANY OTHER MANNER PERMITTED BY LAW. THE APPLICANT HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST THE APPLICANT BY THE BANK IN ACCORDANCE WITH THIS PARAGRAPH.

                  (p) WAIVER OF JURY TRIAL. THE APPLICANT AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE CREDITS OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CREDITS, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE APPLICANT REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WILL NOT, IN THE EVENT OF ANY LITIGATION, SEEK TO ENFORCE THIS WAIVER OF JURY TRIAL. THE APPLICANT ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT IN RELIANCE UPON, AMONG OTHER THINGS THE PROVISIONS OF THIS PARAGRAPH.

                                THE TALBOTS, INC.
                                APPLICANT

                                175 Beal Street, Hingham, MA 02043
                                ADDRESS

                                By:      /s/ Edward L. Larsen
                                         AUTHORIZED SIGNATURE(S)


                                         JOINT APPLICANT (if any)


                                ADDRESS

                                By:
                                         AUTHORIZED SIGNATURE(S)
ACCEPTED:
THE HONGKONG AND SHANGHAI
BANKING CORPORATION LIMITED


By:                                          Dated:   5/15/96

                  AUTHORIZATION AND AGREEMENT OF ACCOUNT PARTY


To:      THE HONGKONG AND SHANGHAI BANKING
         CORPORATION LIMITED (Bank)


We join in the request to Bank to issue the Credits described in the above Agreement (Credit), naming us as Account Party. In consideration thereof, we irrevocably agree that: (i) the above Applicant has the sole right to give instructions and make agreements and amendments with respect to the foregoing application, the Credits and the disposition of documents; (ii) we shall have no right, claim, set off or defense against Bank or Bank's correspondents respecting matter arising in connection therewith; and (iii) we shall be jointly and severally liable with Applicant for all obligations owing to Bank in connection with the foregoing application, the agreement executed by Applicant with respect thereto, and the Credits. We agree that Applicant is authorized to assign or transfer to Bank all or any part of our obligations arising in connection with this transaction and any security therefor. Upon such assignment or transfer, Bank will be vested with all power and rights in respect of the obligations and security transferred or assigned to Bank.



                                                     By:
                                                     THE TALBOTS, INC.

                           HEXAGON CUSTOMER AGREEMENT


Customer:                  Talbots (the "Customer")
Registered Address:        175 Beal Street
                           Hingham, Massachusetts 02043


Hexagon Services are provided by The Hongkong and Shanghai Banking Corporation Limited (the "Bank") to the Customer on the following terms and conditions:

In this Agreement (which expression includes the Hexagon Customer Guide and other Hexagon documentation referenced herein) the following definitions shall apply:

Customer Instruction:      any request or instruction to the Bank effected
                           through Hexagon by use of a Password.

Hexagon :                  the Hongkong Bank Group's computer-controlled Global
                           Electronic Financial Services system.

Hexagon Series:            any global electronic financial service using Hexagon
                           and ancillary services such as installation, training and maintenance services provided by the Bank from time to time to the Customer

Hexagon Customer Guide:    the Customer Guide issued by the Bank at the time the
                           Customer first subscribes to the Hexagon Services and any revisions thereto which the Bank advises to the Customer from time to time.

Institution:               any branch of the Bank or any company which is a
                           subsidiary or an associate of the Bank or any branch thereof or any other financial institution or company so designated by the Customer from time to time.

Password:                  any confidential password, code or number, whether
                           issued to or adopted by the Customer (or any of the Customer's representatives), which may be used to access Hexagon or execute a Customer Instruction.

1. The Customer agrees to follow the procedures and to observe the terms and conditions and restrictions in relation to the Hexagon Services set out in the Hexagon Customer Guide (the text of which the Customer acknowledges has been advised to the Customer by the Bank). The Customer acknowledges that any of the Hexagon Services for which compliance with conditions precedent is required in the Hexagon Customer Guide or otherwise (including the signing of additional documentation, whether by the Customer or by any third party, or the giving of further instructions by the Customer through Hexagon) shall not be available to the Customer prior to such compliance.

2. The Customer agrees to pay the Bank's scale of charges for the provision of Hexagon Services as advised to the Customer by the Bank. The Bank shall be entitled to vary such charges on thirty (30) days' notice to the Customer.

3.       The Customer shall be responsible for all Customer Instructions.

4. The Bank shall be entitled but not obliged to accept Customer Instructions as instructions which have been properly authorized by the Customer, notwithstanding that such instructions conflict or may conflict with or are in any way inconsistent with any other instructions received under any other mandate given by the Customer to the Bank relating to any of the Customer's accounts. The Bank is under no obligation to cancel or amend any payment or other transactional instruction after it has been transmitted to the Bank. However, the Bank shall use its reasonable efforts to act on a request by the Customer for cancellation or amendment of a payment or other transactional instruction prior to the Bank's execution of such instruction, but the Bank shall have no liability if such cancellation or amendment is not effected.

5. The Customer agrees that it is the Customer's responsibility to establish and maintain the Management Control features and security procedures described in the Hexagon Customer Guide. The Customer confirms that such features and procedures together with Hexagon's encryption system which enciphers information from the Customer's computer to Hexagon are acceptable security procedures. The Customer shall ensure that security measures within the Customer's control are both adequate and properly maintained. The Customer agrees that the Bank may accept any Customer Instruction as authentic and properly authorized and the Bank shall be under no obligation to investigate the authority of persons effecting Customer Instructions.

6. The Customer undertakes to keep all Passwords strictly confidential at all times. The Customer will be responsible for all transactions effected through Hexagon by use of any Password. However, the Customer shall not be responsible for any unauthorized transaction effected by use of a Password after the Bank has received written notice from the Customer of unauthorized disclosure or use of such Password except to the extent that an unauthorized transaction is attributable to the customer's default, including a failure to maintain adequate security measures. The Customer undertakes to notify the Bank immediately of any known or suspected unauthorized access to Hexagon or unauthorized transactions.

7. The Bank grants the Customer a non-transferable non-exclusive license to use the Hexagon software and documentation,, including the Hexagon Customer Guide, and any revisions thereof provided by the Bank to the Customer in connection with Hexagon ("the "Hexagon Materials") on the computer equipment selected by the Customer to access Hexagon only for the purposes described in the Hexagon Customer Guide. The Customer shall be responsible for such equipment and related transmission links. The Customer shall keep the Hexagon Materials strictly confidential at all times and shall not copy such Materials, except the Hexagon software for security purposes, or allow any other person access to them without the Bank's prior written consent. The Hexagon Materials and all copies thereof shall remain the exclusive property of the Bank at all times.

8. The Bank warrants that the Hexagon software will conform at the date of supply in all material respects with the current specifications in the Hexagon Customer Guide, provided the Hexagon software is used properly. The aforegoing warranty is in place of and to the exclusion of any condition or warranty, express implied or otherwise in respect of the fitness, suitability or performance of Hexagon, the Hexagon Services or the Hexagon Materials. The Bank does not warrant that the operation of Hexagon will be uninterrupted or error free.

9. The Customer hereby appoints the Bank as the Customer's agent for the purpose of:

         (a) instructing on the Customer's behalf any relevant Institution to transmit or otherwise communicate to the Bank and/or Hexagon any information concerning the Customer and the Customer's account(s) (whether now in existence or opened hereafter) with any such Institution;

         (b) opening, continuing and conducting accounts with any Institution in order to give effect to any Customer Instruction, and the Customer agrees that any such account will be opened and conducted on such terms and conditions as that Institution shall reasonably consider appropriate; and

         (c) agreeing on the Customer's behalf with any relevant Institution that the provisions of Clauses 9 to 13 inclusive of this Agreement shall apply as between the Customer and such Institution (references in these Clauses to the Bank being deemed to be references to such Institution and references in these clauses to Hexagon Services being deemed to include references to any similar services provided by such Institution).

10. The Customer authorizes the Bank to provide third parties with such information relating to the Customer and the Customer's account(s) as may, in the Bank's reasonable opinion, be necessary in order to give effect to a Customer Instruction or in order to comply with the order of any court, governmental agency or lawful authority in any jurisdiction.

11. The Customer acknowledges that information concerning the Customer and the Customer's account(s) may be transmitted to or through and/or stored in various countries or states. The Customer authorizes such transmission and/or storage as the Bank or any Institution shall reasonably consider necessary or appropriate in the provision of Hexagon Services.

12. The Customer agrees that the Bank shall not be liable for any delay or failure to provide any Hexagon Services which is attributable (whether wholly or partially) to any cause beyond the Bank's control including any equipment, system or transmission link malfunction or failure.

13. Under no circumstances shall the Bank be liable to the Customer (whether in contract, tort, including negligence, strict liability or otherwise) for any indirect or consequential loss including without limitation loss of profits or contracts (whether foreseeable by the Bank or not) arising out of or related to the Customer's use of Hexagon.

14. This Agreement constitutes the entire agreement between the Bank and the Customer relating to the use of Hexagon, but any other agreement(s) between the parties and/or mandate relating to the conduct of the Customer's account(s) with the Bank by means other than Hexagon shall be unaffected. Each of the provisions of this Agreement is severable and distinct from the others and, if one or more of them is or becomes illegal, invalid or unenforceable, the remainder shall not be affected in any way.

15. The Bank reserves the right to change and/or add to the terms and conditions contained in this Agreement, including the contents of the Hexagon Customer Guide, on thirty (30) days' notice to the Customer. If the Customer objects to any change, the Customer may terminate this Agreement by giving written notice prior to the effective date of the change.

16. Either party may terminate this Agreement on thirty (30) days' notice to the other provided that the Bank shall be entitled to terminate this Agreement immediately in the event of a material breach of it by the Customer or upon closure of the Customer's account(s) with the Bank. Upon termination for any reason the Customer's license to use the Hexagon materials shall cease forthwith and the Customer shall immediately return to the Bank the Hexagon Materials, including all copies thereof, erase the contents of any Hexagon software held on hard or floppy disc and destroy all Passwords.

17. Any notice or communication to be given pursuant to this Agreement shall be sufficient if given in writing and personally delivered or mailed by certified or registered mail, postage prepaid, to the address of the other party as follows:

         If to the Bank:   The Hongkong and Shanghai Banking Corporation Limited
                           Group Hexagon Services
                           140 Broadway, 10th Floor
                           New York, NY 10005

         If to the Customer:  Talbots
                              175 Beal Street
                              Hingham, Massachusetts 02043

18. The Customer acknowledges that the use of Hexagon in relation to Customer accounts (if any) in certain countries or states is subject to special supplementary conditions. The Customer hereby agrees to be bound by such supplementary conditions which are detailed from time to time in the Hexagon Customer Guide and are otherwise made available on request.

19. This Agreement shall be governed by and construed in accordance with the laws of New York State and the parties hereto submit to the non-exclusive jurisdiction of the Courts of New York State.

Signed for and on behalf of the Customer:

By:      EDWARD L. LARSEN                            /s/ Edward L. Larsen
         (full name in capitals)                          (signature)
Title:   Senior Vice President Finance & CFO
Witness: SANDY F. KATZ                               /s/ Sandy F. Katz
         (full name in capitals)                     (signature of witness)
Title:   Vice President Audit & Control
Address: 175 Beal Street
                  Hingham, MA 02043
Dated:            May 15, 1996